LOAN AGREEMENT

                                     Between

                          UTFC Financing Solutions, LLC
                                     Lender

                                       and

                           Q Comm International, Inc.
                                    Borrower



                        Effective Date: November 27, 2001


1.       Definitions..............................................................................3
         1.1      Definitions.....................................................................3
2.       Loan Terms...............................................................................5
         2.1      Amount and Nature of Loan.......................................................5
         2.2      Promissory Note.................................................................5
         2.3      Loan Origination Fee............................................................5
         2.4      Warrant to Purchase Stock.......................................................6
3.       Security for Loan........................................................................6
         3.1      Collateral......................................................................6
         3.2      Release of Lender as Condition to Lien Termination..............................6
4.       Conditions to Loan Disbursements.........................................................6
         4.1      Conditions to Loan Disbursements................................................6
         4.2      No Default, Adverse Change, False or Misleading Statement.......................7
5.       Representations and Warranties...........................................................7
         5.1      Organization and Qualification..................................................7
         5.2      Authorization...................................................................8
         5.3      No Governmental Approval Necessary..............................................8
         5.4      Accuracy of Financial Statements................................................8
         5.5      No Pending or Threatened Litigation.............................................9
         5.6      Full and Accurate Disclosure....................................................9
         5.7      Compliance with ERISA...........................................................9
         5.8      Compliance with All Other Applicable Law.......................................10
         5.9      Environmental Representations and Warranties...................................10
         5.10     Operation of Business..........................................................10
         5.11     Payment of Taxes...............................................................11
6.       Borrower's Covenants....................................................................11
         6.1      Use of Proceeds................................................................11
         6.2      Continued Compliance with ERISA................................................11
         6.3      Continued Compliance with Applicable Law.......................................11
         6.4      Prior Consent for Amendment or Change..........................................11
         6.5      Payment of Taxes and Obligations...............................................12
         6.6      Financial Statements and Reports...............................................12
         6.7      Insurance......................................................................13
         6.8      Inspection.....................................................................13
         6.9      Operation of Business..........................................................13
         6.10     Maintenance of Records and Properties..........................................13
         6.11     Notice of Claims...............................................................13
         6.12     Environmental Covenants........................................................13
         6.13     Negative Pledge................................................................14
         6.14     Restriction on Debt............................................................15
         6.15     Mergers, Consolidations, and Purchase and Sale of Assets.......................15
         6.16     Dividends and Loans............................................................15
         6.17     Change of Control..............................................................16
         6.18     Annual Survey..................................................................16
         6.19     Federal Law Disclosures and Compliance.........................................17
7.       Default.................................................................................19



         7.1      Events of Default..............................................................19
         7.2      No Waiver of Event of Default..................................................20
8.       Remedies................................................................................20
         8.1      Remedies upon Event of Default.................................................20
         8.2      Rights and Remedies Cumulative.................................................20
         8.3      No Waiver of Rights............................................................21
9.       General Provisions......................................................................21
         9.1      Governing Agreement............................................................21
         9.2      Borrower's Obligations Cumulative..............................................21
         9.3      Payment of Expenses and Attorney's Fees........................................21
         9.4      Right to Perform for Borrower..................................................21
         9.5      Assignability..................................................................22
         9.6      Third Party Beneficiaries......................................................22
         9.7      Governing Law..................................................................22
         9.8      Severability of Invalid Provisions.............................................22
         9.9      Interpretation of Loan Agreement...............................................22
         9.10     Survival and Binding Effect of Representations, Warranties, and Covenants......22
         9.11     Indemnification................................................................23
         9.12     Environmental Indemnification..................................................23
         9.13     Interest on Expenses and Indemnification, Collateral, Order of Application.....23
         9.14     Limitation of Consequential Damages............................................24
         9.15     Revival Clause.................................................................24
         9.16     Consent to Utah Jurisdiction and Exclusive Jurisdiction of Utah Courts.........24
         9.17     Joint and Several Liability....................................................25
         9.18     Notices........................................................................25
         9.19     Duplicate Originals............................................................26
         9.20     Disclosure of Financial and Other Information..................................26
         9.21     Integrated Agreement and Subsequent Amendment..................................26

                                 LOAN AGREEMENT
                                 --------------

         This Loan Agreement is made and entered into by and between UTFC Financing Solutions, LLC. and Q Comm International, Inc..

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Definitions
         -----------

         1.1      Definitions
                  -----------

         Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

         "Borrower" means Q Comm International, Inc., a corporation organized and existing under the laws of the State of Utah, its successors, and, if permitted, assigns.

         "Collateral"   means  the   collateral  as  provided  in  the  Security
Documents.

         "Effective Date" shall mean the date the parties intend this Loan Agreement to become binding and enforceable, which is the date stated at the conclusion of this Loan Agreement.

         "Environmental Condition" shall mean any condition involving or relating to Hazardous Materials and/or the environment affecting the Real Property, whether or not yet discovered, which could or does result in any damage, loss, cost, expense, claim, demand, order, or liability to or against Borrower or Lender by any third party (including, without limitation, any government entity), including, without limitation, any condition resulting from the operation of Borrower's business and/or operations in the vicinity of the Real Property and/or any activity or operation formerly conducted by any person or entity on or off the Real Property.

         "Environmental Health and Safety Law" shall mean any legal requirement that requires or relates to:

                  a. advising appropriate authorities, employees, or the public of intended or actual releases of Hazardous Materials, violations of discharge limits or other prohibitions, and of the commencement of activities, such as resource extraction or construction, that do or could have significant impact on the environment;

                  b. preventing or reducing to acceptable levels the release of Hazardous Materials;

                  c.  reducing  the  quantities,   preventing  the  release,  or
         minimizing the hazardous characteristics of wastes that are generated;

                  d. assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the environment when used or disposed of;

                  e. protecting resources, species, or ecological amenities;

                  f.  use,  storage,   transportation,   sale,  or  transfer  of
         Hazardous Materials or other potentially harmful substances;

                  g. cleaning up Hazardous Materials that have been released, preventing the threat of release, and/or paying the costs of such clean up or prevention; or

                  h. making responsible parties pay for damages done to the health of others or the environment or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

         "Event of Default" shall have the meaning set forth in Section 7.1 Events of Default.

         "Hazardous Materials" means (i) "hazardous waste" as defined by the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et. seq.), including any future amendments thereto, and regulations promulgated thereunder, and as the term may be defined by any contemporary state counterpart to such act; (ii) "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et. seq.), including any future amendments thereto, and regulations promulgated thereunder, and as the term may be defined by any contemporary state counterpart of such act; (iii) asbestos; (iv)
polychlorinated biphenyls; (v) underground or above ground storage tanks, whether empty or filled or partially filled with any substance; (vi) any substance the presence of which is or becomes prohibited by any federal, state, or local law, ordinance, rule, or regulation; and (vii) any substance which under any federal, state, or local law, ordinance, rule or regulation requires special handling or notification in its collection, storage, treatment, transportation, use or disposal.

         "Lender" means UTFC Financing Solutions, LLC., a Delaware limited liability company, its successors, and assigns.

         "Loan" means the loan to be made pursuant to Section 2 Loan Terms.

         "Loan Agreement" means this agreement, together with any exhibits, amendments, addendums, and modifications.

         "Loan Documents" means the Loan Agreement, Promissory Note, any guarantee, Security Documents, all other agreements and documents contemplated by any of the aforesaid documents, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

         "Organizational Documents" means, in the case of a corporation, its Articles of Incorporation and By-Laws; in the case of a general partnership, its Articles of Partnership; in the case of a limited partnership, its Articles of Limited Partnership; in the case of a limited liability company, its Articles of Organization and Operating Agreement or Regulations, if any; in the case of a limited liability partnership, its Articles of Limited Liability Partnership; and all amendments, modifications, and changes to any of the foregoing which are currently in effect.

         "Promissory Note" means the convertible promissory note to be executed by Borrower pursuant to Section 2.2 Promissory Note in the amount of the Loan, and any and all renewals, extensions, modifications, and replacements thereof.

         "Real Property" means any and all real property or improvements thereon owned or leased by Borrower or in which Borrower has any other interest of any nature whatsoever.

         "Security Documents" means all security agreements, assignments, pledges, financing statements, deeds of trust, mortgages, and other documents which create or evidence any security interest, assignment, lien or other encumbrance in favor of Lender to secure any or all of the obligations created or contemplated by any of the Loan Documents, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

         "USDA" means United States Department of Agriculture, its successors and assigns.

2.       Loan Terms
         ----------

         2.1      Amount and Nature of Loan
                  -------------------------

         Upon fulfillment of all conditions precedent set forth in this Loan Agreement, and so long as no Event of Default exists, and no other breach has occurred under the Loan Documents, Lender agrees to loan Borrower two hundred fifty thousand dollars ($250,000).

         At the option of the holder of the Promissory Note, the outstanding principal and accrued but unpaid interest on the Loan may be converted to stock of Borrower upon the terms and conditions provided in the Promissory Note.

The obligations of Borrower shall be guaranteed by Paul Hickey.

         2.2      Promissory Note
                  ---------------

         The Loan shall be evidenced by the Promissory Note. The Promissory Note shall be executed and delivered to Lender upon execution and delivery of this Loan Agreement.

         2.3      Loan Origination Fee
                  --------------------

         Upon execution and delivery of this Loan Agreement, Borrower shall pay Lender a loan origination fee in an amount equal to two and one-half percent (2.5%) of the amount of the loan. No portion of such fee shall be refunded in the event of early termination of this Loan Agreement or any termination or reduction of the right of Borrower to request advances under this Loan Agreement. Lender is authorized and directed, upon execution of this Loan Agreement and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan proceeds to pay the loan origination fee in full.

         2.4      Warrant to Purchase Stock
                  -------------------------

         Borrower agrees to issue Lender a warrant to purchase one hundred fifty thousand (150,000) shares of restricted common stock of Borrower for an exercise price of one dollar twenty five cents ($1.25) per share. Upon execution and delivery of this Loan Agreement, Borrower shall execute and deliver to Lender a warrant to purchase stock in a form acceptable to Lender.

3.       Security for Loan
         -----------------

         3.1      Collateral
                  ----------

                  a. The Loan, Promissory Note, and all obligations of Borrower under the Loan Documents shall be secured by the Collateral.

         3.2      Release of Lender as Condition to Lien Termination
                  --------------------------------------------------

         In recognition of Lender's right to have all its attorneys fees and expenses incurred in connection with this Loan Agreement secured by the
Collateral, notwithstanding payment in full of the Loan and all other obligations secured by the Collateral, Lender shall not be required to release, reconvey, or terminate any Security Document unless and until Borrower and all guarantors have executed and delivered to Lender general releases in form and substance satisfactory to Lender.

4.       Conditions to Loan Disbursements
         --------------------------------

         4.1      Conditions to Loan Disbursements
                  --------------------------------

         Lender's obligation to disburse any of the Loan is expressly subject to, and shall not arise until all of the conditions set forth below have been satisfied. All of the documents referred to below must be in a form and substance acceptable to Lender.

                  a.  All  of  the  Loan  Documents  and  all  other   documents
         contemplated to be delivered to Lender prior to funding have been fully executed and delivered to Lender.

                  b. All of the documents contemplated by the Loan Documents which require filing or recording have been properly filed and recorded so that all of the liens and security interests granted to Lender in connection with the Loan will be properly created and perfected and will have a priority acceptable to Lender.

                  c. All other conditions precedent provided in or contemplated by the Loan Documents or any other agreement or document have been performed.

                  d. As of the date of disbursement of all or any portion of the Loan, the following shall be true and correct: (i) all representations and warranties made by Borrower in the Loan Documents are true and correct as of the date of such disbursement; and (ii) no Event of Default has occurred and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

                  e. Borrower has submitted to Lender a business plan for Borrower's business operations and facilities in form and substance acceptable to Lender.

                  f. If Loan is funded by the USDA Rural Development loan program, Lender has received the irrevocable commitment of the USDA for purchase of the Loan and the Loan Documents and all conditions precedent of USDA have been fulfilled.

         All conditions precedent set forth in this Loan Agreement and any of the Loan Documents are for the sole benefit of Lender and may be waived unilaterally by Lender.

         4.2      No Default, Adverse Change, False or Misleading Statement
                  ---------------------------------------------------------

         Lender's obligation to advance any funds at any time pursuant to this Loan Agreement and the Promissory Note shall, at Lender's sole discretion, terminate upon the occurrence of any Event of Default or upon the occurrence of any material adverse change in Borrower's or any guarantor's organization or affairs or in any matter concerning which an agreement, covenant, representation, or warranty has been made herein, or upon the determination by Lender that any of Borrower's or any guarantor's representations made in any of the Loan Documents were false or materially misleading when made. Upon the exercise of such discretion, Lender shall be relieved of all further obligations under the Loan Documents.

5.       Representations and Warranties
         ------------------------------

         5.1      Organization and Qualification
                  ------------------------------

         Borrower represents and warrants that it is a corporation duly organized and existing under the laws of the State of Utah.

         Borrower represents and warrants that it is duly qualified to do business in each jurisdiction where the conduct of its business requires qualification and that it has the full power and authority to own its property and to conduct the business in which it engages and to enter into and perform its obligations under the Loan Documents.

         Borrower represents and warrants that it has delivered to Lender or Lender's counsel accurate and complete copies of Borrower's Organizational Documents which are operative and in effect as of the Effective Date.

         5.2      Authorization
                  -------------

         Borrower represents and warrants that the execution, delivery, and performance by Borrower of the Loan Documents has been duly authorized by all necessary action on the part of Borrower and are not inconsistent with Borrower's Organizational Documents or any resolution of the Board of Directors of Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which it is bound, and that upon execution and delivery thereof, the Loan Documents will constitute legal, valid, and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.


         5.3      No Governmental Approval Necessary
                  ----------------------------------

         Borrower represents and warrants that no consent by, approval of, giving of notice to, registration with, or taking of any other action with respect to or by any federal, state, or local governmental authority or organization is required for Borrower's execution, delivery, or performance of the Loan Documents.

         5.4      Accuracy of Financial Statements.
                  ---------------------------------

         Borrower represents and warrants that all of its audited financial statements heretofore delivered to Lender have been prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby.

         Borrower represents and warrants that all of its unaudited financial statements heretofore delivered to Lender fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby and are consistent with other financial statements previously delivered to Lender.

         Borrower represents and warrants that since the dates of the most recent audited and unaudited financial statements delivered to Lender, there has been no material adverse change in its financial condition.

         Borrower represents and warrants that all of its pro forma financial statements heretofore delivered to Lender have been prepared consistently with Borrower's actual financial statements and fully and fairly represent Borrower's anticipated financial condition and the anticipated results of Borrower's operation for the period or periods covered thereby.

         5.5      No Pending or Threatened Litigation
                  -----------------------------------

         Borrower represents and warrants that except as Lender has been otherwise advised in writing, together with an analysis by Borrower's counsel, there are no actions, suits, or proceedings pending or, to Borrower's knowledge, threatened against or affecting Borrower in any court or before any governmental commission, board, or authority which, if adversely determined, would have a material adverse effect on Borrower's financial condition, conduct of its business, or ability to perform its obligations under the Loan Documents.

         5.6      Full and Accurate Disclosure
                  ----------------------------

         Borrower represents and warrants that this Loan Agreement, the financial statements referred to herein, any loan application submitted to Lender, and all other statements furnished by Borrower to Lender in connection herewith contain no untrue statement of a material fact and omit no material fact necessary to make the statements contained therein or herein not misleading. Borrower represents and warrants that it has not failed to disclose in writing to Lender any fact that materially and adversely affects, or is reasonably likely to materially and adversely affect, Borrower's business, operations, properties, prospects, profits, condition (financial or otherwise), or ability to perform its obligations under this Loan Agreement, the Promissory Note, the Security Documents, or any other agreement, document, obligation, or transaction contemplated by this Loan Agreement.

         5.7      Compliance with ERISA
                  ---------------------

         Borrower represents and warrants that Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, and the regulations and published interpretations thereunder. Neither a Reportable Event as set forth in
Section 4043 of ERISA or the regulations thereunder ("Reportable Event") nor a prohibited transaction as set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, has occurred and is continuing with respect to any employee benefit plan established, maintained, or to which contributions have been made by Borrower or any trade or business (whether or not incorporated) which together with Borrower would be treated as a single employer under Section 4001 of ERISA ("ERISA Affiliate") for its employees which is covered by Title I or Title IV of ERISA ("Plan"); no notice of intent to terminate a Plan has been filed nor has any Plan been terminated which is subject to Title IV of ERISA; no circumstances exist that constitute grounds under Section 4042 of ERISA entitling the Pension Benefit Guaranty Corporation ("PBGC") to institute proceedings to terminate, or appoint a trustee to administer a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor any ERISA Affiliate has completely or partially withdrawn under
Section 4201 or 4204 of ERISA from any Plan described in Section 4001(a)(3) of ERISA which covers employees of Borrower or any ERISA Affiliate ("Multi-employer Plan"); Borrower and each ERISA Affiliate has met its minimum funding requirements under ERISA with respect to all of its Plans and the present fair market value of all Plan assets equals or exceeds the present value of all vested benefits under or all claims reasonably anticipated against each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder and the applicable statements of the Financial Accounting Standards Board ("FASB") for calculating the potential liability of Borrower or any ERISA Affiliate under any Plan; neither Borrower nor any ERISA Affiliate has incurred any liability to the PBGC (except payment of premiums, which is current) under ERISA.

         Borrower, each ERISA Affiliate and each group health plan (as defined in ERISA Section 733) sponsored by Borrower and each ERISA Affiliate, or in which Borrower or any ERISA Affiliate is a participating employer, are in compliance with, have satisfied and continue to satisfy (to the extent applicable) all requirements for continuation of group health coverage under
Section 4980B of the Internal Revenue Code and Sections 601 et seq. of ERISA, and are in compliance with, have satisfied and continue to satisfy Part 7 (Sections 701 et seq., Sections 711, 712 and 731 et seq.) of ERISA and all corresponding and similar state laws relating to portability, access and renewability of group health benefits and other requirements included in Part 7.

         5.8      Compliance with All Other Applicable Law
                  ----------------------------------------

         Borrower represents and warrants that it has complied with all applicable statutes, rules, regulations, orders, and restrictions of any domestic or foreign government, or any instrumentality or agency thereof having jurisdiction over the conduct of Borrower's business or the ownership of its properties, which may have a material impact or effect upon the conduct of Borrower's business or the ownership of its properties.

         5.9      Environmental Representations and Warranties
                  --------------------------------------------

         Borrower represents and warrants that no Hazardous Materials are now located on, in, or under the Real Property, nor is there any Environmental Condition on, in, or under the Real Property and neither Borrower nor, to Borrower's knowledge, after due inquiry and investigation, any other person has ever caused or permitted any Hazardous Materials to be placed, held, used, stored, released, generated, located or disposed of on, in or under the Real Property, or any part thereof, nor caused or allowed an Environmental Condition to exist on, in or under the Real Property, except in the ordinary course of Borrower's business under conditions that are generally recognized to be appropriate and safe and that are in strict compliance with all applicable Environmental Health and Safety Laws. Borrower further represents and warrants that no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials and/or an Environmental Condition is proposed, threatened, anticipated or in existence with respect to the Real Property.

         5.10     Operation of Business
                  ---------------------

         Borrower represents and warrants that Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

         5.11     Payment of Taxes
                  ----------------

         Borrower represents and warrants that Borrower has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies, including interest and penalties, on Borrower's assets, business and income, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

6.       Borrower's Covenants
         --------------------

         Borrower makes the following agreements and covenants, which shall continue so long as this Loan Agreement is in effect and so long as Borrower is indebted to Lender for obligations arising out of, identified in, or contemplated by this Loan Agreement.

         6.1      Use of Proceeds
                  ---------------

         Borrower shall use the proceeds of the Loan solely for production costs for approximately 750 Qxpress terminals.

         6.2      Continued Compliance with ERISA
                  -------------------------------

         Borrower covenants that, with respect to all Plans (as defined in Section 5.7 Compliance with ERISA) which Borrower or any ERISA Affiliate currently maintains or to which Borrower or any ERISA Affiliate is a sponsoring or participating employer, fiduciary, party in interest or disqualified person or which Borrower or any ERISA Affiliate may hereafter adopt, Borrower and each ERISA Affiliate shall continue to comply with all applicable provisions of the Internal Revenue Code and ERISA and with all representations made in Section 5.7 Compliance with ERISA, including, without limitation, conformance with all notice and reporting requirements, funding standards, prohibited transaction rules, multi-employer plan rules, necessary reserve requirements, and health care continuation, coverage and portability requirements.

         6.3      Continued Compliance with Applicable Law
                  ----------------------------------------

         Borrower shall conduct its business in a lawful manner and in material compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders; shall maintain in good standing all licenses and organizational or other qualifications reasonably necessary to its business and existence; and shall not engage in any business not authorized by and not in accordance with its Organizational Documents and other governing documents.

         6.4      Prior Consent for Amendment or Change
                  -------------------------------------

         Borrower shall not modify, amend, waive, or otherwise alter, or fail to enforce, its Organizational Documents or other governing documents without Lender's prior written consent.

         6.5      Payment of Taxes and Obligations
                  --------------------------------

         Borrower shall pay when due all taxes, assessments, and governmental charges and levies on Borrower's assets, business, and income, and all material obligations of Borrower of whatever nature, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

         6.6      Financial Statements and Reports
                  --------------------------------

         Borrower shall provide Lender with such financial statements and reports as Lender may reasonably request. Audited financial statements and reports shall be prepared in accordance with generally accepted accounting principles and shall fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby. Unaudited financial statements and reports shall fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby and shall be consistent with other financial statements previously delivered to Lender.

         Until requested otherwise by Lender, Borrower shall provide the following financial statements and reports to Lender:

                  a. Annual audited financial statements with an unqualified opinion for each fiscal year of Borrower from an independent accounting firm and in a form acceptable to Lender, to be delivered to Lender within one hundred twenty (120) days of the end of the fiscal year. Borrower shall also submit to Lender copies of any management letters or other reports submitted to Borrower by independent certified public accountants in connection with examination of the financial statements of Borrower made by such accountants.

                  b. Quarterly financial statements for each calendar month in a form acceptable to Lender, to be delivered to Lender within twenty (20) days of the end of the month. The monthly financial statements shall include a certification by the chief financial officer or chief executive officer of Borrower that the monthly financial statements fully and fairly represent Borrower's financial condition as of the date thereof and the results of operations for the period covered thereby and are consistent with other financial statements previously delivered to Lender.

                  c. Promptly after the sending or filing thereof, Borrower shall provide to Lender copies of all proxy statements, financial statements, and reports which Borrower sends to its stockholders or investors, and copies of all regular, periodic, and special reports, and all registration statements which Borrower files with the Securities and Exchange Commission, any governmental authority which may be substituted therefor, with any national securities exchange, or with any similar state authority.

         6.7      Insurance
                  ---------

         Borrower shall maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

         6.8      Inspection
                  ----------

         Borrower shall at any reasonable time and from time to time permit Lender or any representative of Lender to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the properties and assets of, Borrower, and to discuss the affairs, finances, and accounts of Borrower with any of Borrower's officers and directors and with Borrower's independent accountants.

         6.9      Operation of Business
                  ---------------------

         Borrower shall maintain all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary or advisable to conduct its business and Borrower shall not violate any valid rights of others with respect to any of the foregoing. Borrower shall continue to engage in a business of the same general type as now conducted.

         6.10     Maintenance of Records and Properties
                  -------------------------------------

         Borrower shall keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of Borrower. Borrower shall maintain, keep and preserve all of its properties
(tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

         6.11     Notice of Claims
                  ----------------

         Borrower shall promptly notify Lender in writing of all actions, suits or proceedings filed or threatened against or affecting Borrower in any court or before any governmental commission, board, or authority which, if adversely determined, would have a material adverse effect on Borrower's financial condition, conduct of its business, or ability to perform its obligations under the Loan Documents.

         6.12     Environmental Covenants
                  -----------------------

         Borrower covenants that it will:

                  a. Not permit the presence, use, disposal, storage or release of any Hazardous Materials on, in, or under the Real Property, except in the ordinary course of Borrower's business under conditions that are generally recognized to be appropriate and safe and that are in strict compliance with all applicable Environmental Health and Safety Laws.

                  b.  Not  permit  any  substance,   activity  or  Environmental
         Condition on, in, under or affecting the Real Property which is in violation of any Environmental Health and Safety Laws.

                  c. Comply with the provisions of all Environmental Health and Safety Laws.

                  d. Notify Lender immediately of any discharge of Hazardous Materials, Environmental Condition, or environmental complaint or notice received from any governmental agency or any other party.

                  e. Upon any discharge of Hazardous Materials or upon the occurrence of any Environmental Condition, immediately contain and remove the same in strict compliance with all Environmental Health and Safety Laws, promptly pay any fine or penalty assessed in connection therewith, and immediately notify Lender of such events.

                  f. Permit Lender to inspect the Real Property for Hazardous Materials and Environmental Conditions, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto.

                  g. From time to time upon Lender's request, and at Borrower's expense, provide a report (including all validated and unvalidated data generated for such reports) of a qualified independent environmental engineer acceptable to Lender, satisfactory to Lender in scope, form, and content, and provide to Lender such other and further assurances reasonably satisfactory to Lender, that Borrower is in compliance with these covenants concerning Hazardous Materials and Environmental Conditions, and that any past violation thereof has been corrected in compliance with all applicable Environmental Health and Safety Laws.

                  h. Immediately advise Lender of any additional, supplemental, new, or other information concerning any Hazardous Materials or Environmental Conditions relating to the Real Property.

         6.13     Negative Pledge
                  ---------------

         Borrower will not create, incur, assume, or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, hypothecation, assignment, deposit arrangement, or other preferential arrangement, charge, or encumbrance (including, without limitation, any conditional sale, other title retention agreement, or finance lease) of any nature, upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement under which Borrower appears as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, except those contemplated by this Loan Agreement except those that exist prior to the date of this agreement or those authorized in writing by UTFC and liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained.

         6.14     Restriction on Debt
                  -------------------

         Borrower shall not create, incur, assume, or suffer to exist any debt except as permitted by this Section 6.14. Debt means (i) indebtedness or liability for borrowed money; (ii) obligations evidenced by bonds, debentures, notes, or other similar instruments; (iii) obligations for the deferred purchase price of property or services (including trade obligations); (iv) obligations as lessee under capital leases; (v) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA; (vi) obligations under letters of credit; (vii) obligations under acceptance facilities; (viii) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any person or entity, or otherwise to assure a creditor against loss; and (ix) obligations secured by any mortgage, deed of trust, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

         Permitted exceptions to this covenant are: (i) debt contemplated by this Loan Agreement; and (ii) accounts payable to trade creditors for goods or services which are not aged more than ninety (90) days from the billing date and current operating liabilities (other than for borrowed money) which are not more than ninety (90) days past due, in each case incurred in the ordinary course of business, as presently conducted, and paid within the specified time, unless contested in good faith and by appropriate proceedings.

         6.15     Mergers, Consolidations, and Purchase and Sale of Assets
                  --------------------------------------------------------

         Borrower shall not wind up, liquidate, or dissolve itself, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or acquire all or substantially all of the assets or the business of any person or entity.

         6.16     Dividends and Loans
                  -------------------

         Borrower shall not (i) declare or pay any dividends, (ii) purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, (iii) make any distribution of assets to its stockholders, investors, or equity holders, whether in cash, assets, or in obligations of Borrower, (iv) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock or equity interests, or (v) make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock or equity interests.

         Borrower shall not make any loans or pay any advances of any nature whatsoever to any person or entity, except advances in the ordinary course of business to vendors, suppliers, and contractors.

         6.17     Change of Control
                  -----------------

         No Change of Control shall occur without Lender's prior written consent.

         "Change of Control" means (1) in the case of a corporation, any sale, assignment, or other transfer of more than fifty percent (50%) of the stock of such corporation, the persons who are the directors of such corporation as of the Effective Date fail to constitute a majority of the Board of Directors of such corporation, or the president of any other executive officer of such corporation resigns, is terminated, or otherwise ceases to function in such position; (Notwithstanding the foregoing, Lender consents to the change of control contemplated by the pending transaction with American Payment Systems as outlined in form 8-K dated October 26, 2001) (2) in the case of a partnership, any sale, assignment, or other transfer of more than ten percent (10%) of the partnership interests of such partnership, any of the persons or entities who are a partner of such partnership as of the Effective Date ceases to be a partner of such partnership, the occurrence of any Change of Control in any partner in such partnership, or any general manager or person holding a similar position in such partnership resigns, is terminated, or otherwise ceases to function in such position, (3) in case of a limited partnership, (a) as to all general partners, any general partner resigns, is terminated, or otherwise ceases to function in such position or the occurrence of any Change of Control in any such general partner, (b) as to all limited partners, any sale, assignment, or other transfer of more than ten percent (10%) of the limited partnership interest in such limited partnership, any of the persons or entities who are limited partners of such limited partnership as of the Effective Date ceases to be a limited partner in such limited partnership, or the occurrence of any Change of Control in any such limited partner; (4) in the case of a limited liability company, any sale, assignment, or other transfer of more than ten percent (10%) of the ownership interests of such limited liability company, any of the persons or entities who are members of such limited liability company as of the Effective Date ceases to be a member of such limited liability company, any managing member or manager of such limited liability company resigns, is terminated or otherwise ceases to function in such position, or the occurrence of any Change of Control in any such member, managing member or manager of such limited liability company.


         6.18     Annual Survey
                  -------------

         Borrower shall complete and delivery to Lender an annual survey, in a form acceptable to Lender, by the deadline set by Lender. Borrower shall be given at least thirty (30) days notice of such deadline.

         6.19     Federal Law Disclosures and Compliance
                  --------------------------------------

         If funding is through the USDA Rural Development program, Borrower acknowledges that the Loan Documents and Collateral may be assigned to USDA as collateral security for USDA's loan to UTFC under the Intermediary Relending Program.

         If the Loan is funded by Economic Development Administration of the U.S. Department of Commerce, this lower tier covered transaction is subject to Executive Order 12549, "Debarment and Suspension," and 15 C.F.R. Part 26, "Government Wide Debarment and Suspension (Nonprocurement)." Unless authorized by the Department in writing, a person (as defined in 15 C.F.R. Section 26.105(n) who is debarred or suspended shall be excluded from federal financial and nonfinancial assistance and benefits under federal programs and activities except to the extent prohibited by law or authorized by the Department. Unless the Department authorizes an exception in writing, Lender will not knowingly do business under a covered transaction with a person who is debarred or suspended, or voluntarily excluded (because of lobbying activities).

         Borrower shall comply with each of the following provisions which may be applicable based upon the source of funds for the Loan:

                  a. If Borrower uses any of the Loan proceeds for construction (including without limitation, demolition, remodeling or renovation):

                           i. The  Davis-Bacon  Act.  Borrower shall compile and
                  provide to Lender evidence, in a form acceptable to Lender, certifying that all laborers and mechanics employed by the Borrower or contractors or subcontractors on any such construction work that is funded or assisted, in whole or in part, by proceeds of the Loan, are paid wages at rates not less than those prevailing on similar construction in the locality as determined by the U.S. Department of Labor.

                           ii. The Copeland  "Anti-Kickback" Act, which requires
                  bi-weekly payment of employees and bi-weekly submission of payroll records by the Borrower to Lender.

                           iii. The Contract Work Hours and Safety Standards Act, which requires that workers receive "overtime" compensation at a rate of 1 1/2 times their regular hourly wage after having worked more than 40 hours in one week.

                           iv. 42 U.S.C.  Section 4151 et seq.,  which  requires
                  that construction of a building intended for public use or for the employment of physically handicapped persons must be accessible to physically handicapped persons.

                  b. The Hatch Act, 5 U.S.C. Section 1501, et seq., which limits the political activities of employees whose salaries are paid in whole or in part by federal funds.

                  c. The business and all projects of the Borrower shall be conducted in accordance with all requirements of all federal, state and local laws, codes, rules and regulations to effect that no person is, on the ground of race, color, national origin, or sex, excluded from participation in, denied the benefits of, or subjected to discrimination under any program or activity funded in whole or in part with the community development funds made available to Borrower.

                  d. All real property acquired and all displacement of persons resulting from the use of Loan proceeds will be carried out under the provisions of the Uniform Relocation Assistance and Real Property Acquisition Policies Act of 1970 as amended by the Uniform Relocation Act Amendments of 1987 and Title IV of the Surface Transportation and Uniform Relocation Assistance Act of 1987 and all displacements of persons resulting from the use of the Loan proceeds will be carried out in accordance with the provisions of the Housing and Community Development Act of 1987 contained in the Residential Anti-Displacement and Relocation Assistance Plan and certification adopted by Lender.

                  e. For HUD funded loans, within two years of the initial disbursement of Loan proceeds, and based on full-time equivalents, at least fifty-one percent (51%) of the jobs of Borrower directly created or retained by use of the proceeds of the Loan shall be held by or made available to low and moderate income persons. For Defense Conversion loans, the Borrower shall give preference in hiring to displaced defense workers. At the request of Lender, Borrower shall report and provide evidence, in form acceptable to Lender, of compliance with job creation requirements.

                  f. Borrower shall deposit unused proceeds of the Loan in a federally insured deposit account. Borrower is prohibited from using Loan proceeds to invest in interest bearing accounts, certificates of deposit, or other investment vehicles unrelated to use of funds as stated in Section 6.1, Use of Proceeds.
                                ---------------

                  g. No proceeds of the Loan will be paid, by or on behalf of the Borrower, to any person for influencing or attempting to influence an officer or employee of any federal or state agency, a member of Congress or a state legislature, or an officer or employee of Congress or a state legislature, in connection with the awarding of any federal or state contract, the making of any federal or state grant, the making of any federal or state loan, or the extension, continuation, renewal, amendment, or modification of any federal or state contract, grant, loan or cooperative agreement. If any of the Borrower's funds other than proceeds of the Loan are paid or will be paid to any person for influencing or attempting to influence an officer or employee of any federal or state agency, a member of Congress or a state legislature, or an officer or employee of Congress or a state legislature, in connection with the Loan, Borrower will complete and submit Standard Form-111, "Disclosure Form to Report Lobbying," in accordance with its instructions.

                  h. Borrower shall not relocate its business from the State of Utah or other "approved area" as established for the loan program from which the Loan is funded, in whole or in part.

                  i. Borrower shall not use the Loan to relocate jobs from its present business location to an area outside the "approved area."

                  j. Borrower shall comply with Title VI of the Civil Rights Act of 1964 (42 U.S.C. Section 2000(d) et seq.) prohibiting discrimination on the ground of race, color and national origin with respect to employment, benefits, and/or participation in any program or activity receiving financial assistance from the United States Government.

                  k. Borrower shall comply with all requirements imposed by all federal and state sponsoring agencies, including, without limitation, the U.S. Department of Commerce, Economic Development Administration, Housing and Urban Development, Small Business Administration, and Lender.

         Borrower  acknowledges  that  the  representations  contained  in  this
Section 6.19 are material representations of fact upon which Lender will rely in making the Loan and that submission of such a certification is a prerequisite for making or entering into the Loan transaction and imposed by 31 U.S.C.
Section 1352, which provides that any person who fails to file the required certification shall be subject a civil penalty of not less than $10,000 and not more than $100,000 for each failure.


7.       Default
         -------

         7.1      Events of Default
                  -----------------

         Time is of the essence of this Loan Agreement. The occurrence of any of the following events shall constitute a default under this Loan Agreement and under the Loan Documents and shall be termed an "Event of Default":

                  a. Borrower fails in the payment or performance of any obligation, covenant, agreement, or liability created by any of the Loan Documents.

                  b. Any representation, warranty, or financial statement made by or on behalf of Borrower in any of the Loan Documents, or any document contemplated by the Loan Documents, is materially false or materially misleading.

                  c. Default occurs or Borrower fails to comply with any term in any of the Loan Documents.

                  d. Any indebtedness of Borrower under any note, indenture, contract, agreement, or undertaking is accelerated.

                  e. Default or an event which, with the passage of time or the giving of notice or both, would constitute a default, by Borrower, occurs on any note, indenture, contract, agreement, or undertaking.

                  f. Borrower is dissolved or substantially ceases business operations.

                  g. A receiver, trustee, or custodian is appointed for any part of Borrower's property, or any part of Borrower's property is assigned for the benefit of creditors.

                  h. Any proceeding is commenced or petition filed under any bankruptcy or insolvency law by or against Borrower.

                  i. Any judgment or regulatory fine is entered against Borrower which may materially affect Borrower.

                  j. Borrower becomes insolvent or fails to pay its debts as they mature.

         7.2      No Waiver of Event of Default
                  -----------------------------

         No course of dealing or delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

8.       Remedies
         --------

         8.1      Remedies upon Event of Default
                  ------------------------------

         The Borrower has the right to cure an Event of Default caused by a missed payment within ten (10) days after the due date of any payment without such event otherwise constituting a default. For any other Event of Default, the Borrower has the opportunity to cure such default within ten (10) days after written notice to the Borrower of such Event of Default. Upon failure to cure an Event of Default within the time frame that has been stipulated, and at any time thereafter, all or any portion of the obligations due or to become due from Borrower to Lender, whether arising under this Loan Agreement, the Promissory Note, the Security Documents or otherwise, at the option of Lender and without notice to Borrower of the exercise of such option, shall accelerate and become at once due and payable in full, and Lender shall have all rights and remedies created by or arising from the Loan Documents, and all other rights and remedies existing at law, in equity, or by statute.

         8.2      Rights and Remedies Cumulative
                  ------------------------------

         The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted herein or hereafter existing at law, in equity, or by statute. Any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.

         8.3      No Waiver of Rights
                  -------------------

         No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.

9.       General Provisions
         ------------------

         9.1      Governing Agreement
                  -------------------

         In the event of conflict or inconsistency between this Loan Agreement and the other Loan Documents, excluding the Promissory Note, the terms, provisions and intent of this Loan Agreement shall govern.

         9.2      Borrower's Obligations Cumulative
                  ---------------------------------

         Every obligation, covenant, condition, provision, warranty, agreement, liability, and undertaking of Borrower contained in the Loan Documents shall be deemed cumulative and not in derogation or substitution of any of the other obligations, covenants, conditions, provisions, warranties, agreements, liabilities, or undertakings of Borrower contained herein or therein.

         9.3      Payment of Expenses and Attorney's Fees
                  ---------------------------------------

         Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, documentation of the Loan, and administration and supervision of the Loan, including, without limitation, title insurance, recording fees, filing fees, and reasonable attorneys fees and legal expenses, whether incurred in making the Loan, in future amendments or modifications to the Loan Documents, or in ongoing administration and supervision of the Loan.

         Upon occurrence of an Event of Default, Borrower agrees to pay all costs and expenses, including reasonable attorney fees and legal expenses, incurred by Lender in enforcing, or exercising any remedies under, the Loan Documents, and any other rights and remedies.

         Borrower agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, any guarantor, the Loan Documents, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

         9.4      Right to Perform for Borrower
                  -----------------------------

         Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral or any other property or asset of Borrower, to pay any filing, recording, or other charges payable by Borrower, or to perform any other obligation of Borrower under this Loan Agreement or under the Security Documents.

         9.5      Assignability
                  -------------

         Borrower may not assign or transfer any of the Loan Documents and any such purported assignment or transfer is void. Lender may assign or transfer any of the Loan Documents.

         9.6      Third Party Beneficiaries
                  -------------------------

         The Loan Documents are made for the sole and exclusive benefit of Borrower, Lender and any guarantor and are not intended to benefit any other third party. No third party may claim any right or benefit or seek to enforce any term or provision of the Loan Documents.

         9.7      Governing Law
                  -------------

         The Loan Documents shall be governed by and construed in accordance with the laws of the State of Utah, except to the extent that any such document expressly provides otherwise.

         9.8      Severability of Invalid Provisions
                  ----------------------------------

         Any   provision  of  this  Loan   Agreement   which  is  prohibited  or
unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.9      Interpretation of Loan Agreement
                  --------------------------------

         The article and section headings in this Loan Agreement are inserted for convenience only and shall not be considered part of the Loan Agreement nor be used in its interpretation.

         All references in this Loan Agreement to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

         9.10     Survival and Binding  Effect of  Representations,  Warranties,
                  --------------------------------------------------------------
                  and Covenants
                  -------------

         All agreements, representations, warranties, and covenants made herein by Borrower shall survive the execution and delivery of this Loan Agreement and shall continue in effect so long as any obligation to Lender contemplated by this Loan Agreement is outstanding and unpaid, notwithstanding any termination of this Loan Agreement. All agreements, representations, warranties, and covenants made herein by Borrower shall survive any bankruptcy proceedings involving Borrower. All agreements, representations, warranties, and covenants in this Loan Agreement shall bind the party making the same, its successors and, in Lender's case, assigns, and all rights and remedies in this Loan Agreement shall inure to the benefit of and be enforceable by each party for whom made, their respective successors and, in Lender's case, assigns.

         9.11     Indemnification
                  ---------------

         Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of any of the Loan Documents, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.

         Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

         9.12     Environmental Indemnification
                  -----------------------------

         Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses arising from or related in any manner, directly or indirectly, to (i) Hazardous Materials located on, in, or under the Real Property; (ii) any Environmental Condition on, in, or under the Real Property; (iii) violation of or non-compliance with any Environmental Health and Safety Law; (iv) any breach or violation of Section 5.9 Environmental Representations and Warranties and/or
Section 6.12 Environmental Covenants; and/or (v) any activity or omission, whether occurring on or off the Real Property, whether prior to or during the term of the loans secured hereby, and whether by Borrower or any other person or entity, relating to Hazardous Materials or an Environmental Condition. The indemnification obligations of Borrower under this Section shall survive any reconveyance, release, or foreclosure of the Real Property, any transfer in lieu of foreclosure, and satisfaction of the obligations secured hereby.

         Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

         9.13     Interest on Expenses and Indemnification, Collateral, Order of
                  --------------------------------------------------------------
                  Application
                  -----------

         All expenses, out-of-pocket costs, attorneys fees and legal expenses, amounts advanced in performance of obligations of Borrower, and indemnification amounts owing by Borrower to Lender under or pursuant to this Loan Agreement, the Promissory Note, and/or any Security Documents shall be due and payable upon demand. If not paid upon demand, all such obligations shall bear interest at the default rate provided in the Promissory Note from the date of disbursement until paid to Lender, both before and after judgment. Lender is authorized to disburse funds under the Promissory Note for payment of all such obligations.

         Payment of all such obligations shall be secured by the Collateral and by the Security Documents.

         All payments and recoveries shall be applied to payment of the foregoing obligations, the Promissory Note, and all other amounts owing to Lender by Borrower in such order and priority as determined by Lender. Unless provided otherwise in the Promissory Note, payments on the Promissory Note shall be applied first to accrued interest and the remainder, if any, to principal.

         9.14     Limitation of Consequential Damages
                  -----------------------------------

         Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower or any guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with the negotiation, documentation, administration or collection of the Loan.

         9.15     Revival Clause
                  --------------

         If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower or any guarantor should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower and any guarantor, and each of them, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

         9.16     Consent to Utah  Jurisdiction  and Exclusive  Jurisdiction  of
                  --------------------------------------------------------------
                  Utah Courts
                  -----------

         Borrower acknowledges that by execution and delivery of the Loan Documents Borrower has transacted business in the State of Utah and Borrower voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from the Loan Documents and/or the transactions contemplated thereby. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THE LOAN

DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

         BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THE LOAN DOCUMENTS.

         Borrower stipulates and agrees to venue of any legal action in Salt Lake County, Utah.

         9.17     Joint and Several Liability
                  ---------------------------

         Each Borrower (if more than one) and all guarantors, if any, shall each be jointly and severally liable for all obligations and liabilities arising under the Loan Documents.

         9.18     Notices
                  -------

         All notices or demands by any party to this Loan Agreement shall, except as otherwise provided herein, be in writing and may be sent by certified mail, return receipt requested. Notices so mailed shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to Borrower or Lender at the mailing addresses stated herein or to such other addresses as Borrower or Lender may from time to time specify in writing. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

         Mailing addresses:

         Lender:
                  UTFC Financing Solutions, LLC.
                  177 East 100 South
                  Salt Lake City, Utah  84111
                  Attention:  Shane Knighton

         Borrower:

                  Q Comm International, Inc.
                  1145 South 1680 West
                  Orem, Utah 84058
                  Attention:  Paul Hickey

         9.19     Duplicate Originals
                  -------------------

         Two or more duplicate originals of the Loan Documents may be signed by the parties, each duplicate of which shall be an original but all of which together shall constitute one and the same instrument.

         9.20     Disclosure of Financial and Other Information
                  ---------------------------------------------

         Borrower hereby consents to Lender disclosing to any other party who may participate in the Loan or provide funding for the Loan any and all information, knowledge, reports, and records, including, without limitation, financial statements, relating in any manner whatsoever to the Loan, the Loan Documents, and Borrower.

         9.21     Integrated Agreement and Subsequent Amendment
                  ---------------------------------------------

         The Loan Documents constitute the entire agreement between Lender, Borrower and any guarantors, and may not be altered or amended except by written agreement signed by Lender, Borrower, and, if applicable, any guarantors.

         All   prior   and   contemporaneous   agreements,    arrangements   and
understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

         Effective Date: November 27, 2001


Lender:                                     Borrower:

UTFC Financing Solutions, LLC               Q Comm International, Inc.

                                              /s/ Paul Hickey
By:  GKS Financial, LLC                    -------------------------------------
Its:  Manager                                        Paul Hickey, CEO


/s/ Damon Kirchmeier
----------------------------------
By:  Damon Kirchmeier
Its:   Managing Member